Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of January 19, 2017 (this “Agreement”), among Travelport Finance (Luxembourg) S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, registered with the Luxembourg Trade and Companies Register under number RCS B B151012, having its registered office at 2-4, rue Eugène Ruppert, L-2453 Luxembourg and with a share capital of USD 180,000 (the “Borrower”), TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), the Term C Lenders (as defined in the Amended Credit Agreement (as defined below)) and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as Collateral Agent.

PRELIMINARY STATEMENTS

WHEREAS, reference is made to that certain Credit Agreement, dated as of September 2, 2014 (as amended by the Incremental Amendment, dated as of January 16, 2015, and Amendment No. 2 to Credit Agreement, dated as of June 23, 2016, as in effect immediately prior to the initial funding of the Term C Loans, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”; capitalized terms used but not defined herein having the meaning provided in the Amended Credit Agreement), among the Borrower, Holdings, the Lenders from time to time party thereto, the Guarantors from time to time party thereto, the Administrative Agent and the Collateral Agent;

WHEREAS, pursuant to Section 2.15 of the Existing Credit Agreement, the Borrower has requested that the Existing Credit Agreement be amended so as to create a new class of Term Loans as Refinancing Term Loans in the form of Term C Loans having identical terms with and having the same rights and obligations under the Existing Credit Agreement and the other Loan Documents as the Term B Loans, except as such terms are amended hereby, in an aggregate principal amount of $2,277,500,000.00, the proceeds of which shall be used to prepay in full the Term B Loans outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Agreement;

WHEREAS, each Term Lender that executes and delivers a consent to this Agreement substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed (i) to have agreed to the terms of this Agreement and the Amended Credit Agreement, (ii) to have agreed to exchange or convert (either by cashless roll or post-closing settlement, as further described in the Consent) all of its Term B Loans with Term C Loans in an equal principal amount; and (iii) upon the Amendment No. 3 Effective Date (as defined below), to have exchanged or converted (as further described in the Consent) all of its Term B Loans into Converted Term B Loans in an equal principal amount (or such lesser amount allocated to it by the Administrative Agent) in accordance with Section 2.01(d)(i) of the Amended Credit Agreement, and such Lender shall thereafter become a Term C Lender;

WHEREAS, each Term Lender that makes the appropriate election in its Consent will be also deemed to have agreed to make on the Amendment No. 3 Effective Date, Increased

Term C Loans in the amount specified by such Term Lender in its Consent (subject to allocation by the Administrative Agent, but in no event greater than the amount such Term Lender committed to make as Increased Term C Loans); and

WHEREAS, each Person that executes and delivers a joinder to this Agreement substantially in the form of Exhibit B (a “Joinder”) in the capacity as an “Additional Term C Lender”, will, by the fact of such execution and delivery, be deemed (i) to have consented to the terms of this Agreement and the Amended Credit Agreement and (ii) to have committed to make Additional Term C Loans to the Borrower on the Amendment No. 3 Effective Date, in the amount specified by such Additional Term C Lender in the Joinder (subject to allocation by the Administrative Agent, but in no event greater than the amount such Person committed to make as Additional Term C Loans), the proceeds of which will be used, together with the proceeds of the Increased C Term Loans, by the Borrower to repay in full the aggregate outstanding principal amount of Non-Converted Term B Loans.

NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           Amendments to the Existing Credit Agreement. The Existing Credit Agreement is, as of the Amendment No. 3 Effective Date, hereby amended as follows:

(a)       Amendments to Section 1.01:

(i)      The definition of “Applicable Rate” is hereby amended by (i) deleting “and” at the end of clause (c), (ii) replacing the period at the end of clause (d) with “; and” and (iii) adding the following as a new clause (e):

“(e)   with respect to Term C Loans, (i) for Eurocurrency Rate Loans, 3.25% and (y) for Base Rate Loans, 2.25%.”

(ii)     The definition of “Base Rate” is hereby amended by replacing the proviso in the first sentence with the following:

“provided that for the avoidance of doubt, the Eurocurrency Rate for any day shall be LIBOR, at approximately 11:00 a.m. (London time) two Business Days prior to such day for deposits in Dollars with a term of one month commencing on such day; it being understood that, for the avoidance of doubt, solely with respect to the Initial Term Loans, Term B Loans and Term C Loans, the Base Rate shall be deemed to be not less than 2.00% per annum.”

(iii)    The definition of “Eurocurrency Rate” is hereby amended by replacing the last proviso thereto with the following: “provided that solely with respect to the Initial Term Loans, Term B Loans and Term C Loans, the Eurocurrency Rate shall be deemed to not be less than 1.00% per annum in all cases.”

(iv)    Clause (i) of the definition of “Maturity Date” is hereby amended and restated in its entirety to read as follows:

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“(i) with respect to (A) the Initial Term Loans, the date that is seven years after the Closing Date and (B) any Term B Loans or any Term C Loans, September 2, 2021,”

(v)     The definition of “Term Borrowing” is hereby amended by inserting at the end thereof, the following new sentence:

“Following the Amendment No. 3 Effective Date, “Term Borrowing” shall include each Term C Borrowing.”

(vi)    The definition of “Refinancing Term Loans” is hereby amended by inserting at the end thereof, the following new sentence:

“Following the Amendment No. 3 Effective Date, “Refinancing Term Loans” shall include Term C Loans.”

(vii)   The definition of “Repricing Transactions” is hereby amended by replacing each instance of “Term B Loans” with “Term C Loans”.

(viii)  The following definitions are added where alphabetically appropriate to read as follows:

“Additional Term C Commitment” means, as to each Additional Term C Lender, its obligation to make an Additional Term C Loan to the Borrower on the Amendment No. 3 Effective Date, in the amount set forth in the Joinder (as defined in Amendment No. 3) executed and delivered by such Additional Term C Lender (subject to allocation by the Administrative Agent, but in no event greater than the amount set forth by such Additional Term C Lender in such Joinder).

“Additional Term C Lender” means a Person with an Additional Term C Commitment to make Additional Term C Loans to the Borrower on the Amendment No. 3 Effective Date pursuant to Section 2.01(d)(ii).

“Additional Term C Loan” means a Term Loan that is made pursuant to Section 2.01(d)(ii).

“Amendment No. 3” means Amendment No. 3 to this Agreement dated as of the Amendment No. 3 Effective Date.

“Amendment No. 3 Effective Date” means January 19, 2017, the date of effectiveness of Amendment No. 3.

“Converted Term B Loans” has the meaning set forth in Section 2.01(d)(i).

“Increased Term C Loans” means the Term C Loans committed to be made by a Term Lender on the Amendment No. 3 Effective Date, in addition to its Term C Loans that are Converted Term B Loans, in the amount specified by such

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Term Lender in its Consent (as defined in Amendment No. 3) (subject to allocation by the Administrative Agent, but in no event greater than the amount such Term Lender committed to make as Increased Term C Loans in such Consent).

“Non-Converted Term B Loan” means each Term B Loan (or any portion thereof) that is not exchanged or converted into Converted Term B Loans pursuant to Section 2.01(d)(i).

“Term C Borrowing” means a borrowing consisting of Term C Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term C Lenders pursuant to Section 2.01(d).

“Term C Lender” means Additional Term C Lenders, a Lender that provides an Increased Term C Loan or a Lender that holds Converted Term B Loans.

“Term C Loan” means Additional Term C Loans, Increased Term C Loans and Converted Term B Loans.

(b)       Amendment to Section 2.01. Section 2.01 is hereby amended by adding the following paragraph (d) to such section:

“(d) (i) Subject to the terms and conditions hereof and of Amendment No. 3, each Term Lender that executes and delivers a Consent (as defined in Amendment No. 3) severally agrees to exchange or convert all of its Term B Loans outstanding on the Amendment No. 3 Effective Date into a like principal amount of Term C Loans on the Amendment No. 3 Effective Date either by cashless roll or post-closing settlement, as further described in such Lender’s Consent (such exchanged or converted Term B Loans, the “Converted Term B Loans”). All Term C Loans that constitute Converted Term B Loans will be of the Type and have the Interest Period (if applicable) specified in the Committed Loan Notice delivered in connection therewith. All accrued and unpaid interest on the Converted Term B Loans to, but not including, the Amendment No. 3 Effective Date shall be payable on the Amendment No. 3 Effective Date, but no amounts under Section 3.05 shall be payable in connection with such conversion.

(ii) Subject to the terms and conditions hereof and of Amendment No. 3, (A) each Additional Term C Lender severally agrees to make loans denominated in Dollars in an aggregate amount not to exceed the amount of such Additional Term C Lender’s Additional Term C Commitment to the Borrower and (B) each Term Lender severally agrees to make its Increased Term C Loans (if any) to the Borrower, in each case, on the Amendment No. 3 Effective Date. The Borrower shall prepay in full the aggregate principal amount of the Non-Converted Term B Loans with the proceeds of the Additional Term C Loans and the Increased Term C Loans, concurrently with the receipt thereof. All

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Additional Term C Loans and Increased Term C Loans will be of the Type and have the Interest Period (if applicable) specified in the Committed Loan Notice delivered in connection therewith. All accrued and unpaid interest on the Non-Converted Term B Loans to, but not including, the Amendment No. 3 Effective Date shall be payable on the Amendment No. 3 Effective Date and the Borrower will make any payments required under Section 3.05 with respect to the Non-Converted Term B Loans in accordance therewith.”

(c)       Amendment to Section 2.05(a). Section 2.05(a)(iv) is hereby amended by replacing (i) each instance of “prior to six months following the Amendment No. 2 Effective Date” used therein with “prior to six months following the Amendment No. 3 Effective Date” and (ii) each instance of “Term B Loans” with “Term C Loans”.

(d)       Amendment to Section 2.06(b). Section 2.06(b) is hereby amended by adding the following at the end thereof:

“The Additional Term C Commitment of each Additional Term C Lender shall be automatically and permanently reduced to $0 upon the funding of Additional Term C Loans on the Amendment No. 3 Effective Date. The commitment of each Term C Lender to make Increased Term C Loans shall be automatically and permanently reduced to $0 upon the funding of the Increased Term C Loans on the Amendment No. 3 Effective Date.”

(e)       Amendment to Section 2.07(a). Section 2.07(a) is hereby amended and restated in its entirety as follows:

“(a)   Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders (i) on the last Business Day of each February, May, August and November, commencing with February 28, 2017, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term C Loans outstanding on the Amendment No. 3 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05, including, for the avoidance of doubt, any prepayments pursuant to Section 2.05(a) made prior to the Amendment No. 3 Effective Date) and (ii) on the Maturity Date for the Term C Loans, the aggregate principal amount of all Term C Loans outstanding on such date. In the event any Incremental Term Loans, Refinancing Term Loans or Extended Term Loans are made, such Incremental Term Loans, Refinancing Term Loans or Extended Term Loans, as applicable, shall be repaid by the Borrower in the amounts and on the dates set forth in the Incremental Amendment, Refinancing Amendment or Extension Amendment with respect thereto and on the applicable Maturity Date thereof.”

(f)        Amendment to Section 2.14(e)(i)(C). Section 2.14(e)(i)(C) is hereby amended by replacing each instance of “Term B Loans” with “Term C Loans”.

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(g)       Amendment to Section 7.10. Section 7.10 is hereby amended to add the following sentence:

“The proceeds of the Term C Loans shall be used to refinance the Term B Loans.”

2.           Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower and Holdings (on behalf of itself and each other Loan Party) represent and warrant to each of the Lenders (including the Addition Term C Lenders), the Administrative Agent and the Collateral Agent that, after giving effect to this Agreement:

(a)       The execution, delivery and performance by the Borrower and Holdings of this Agreement and the letter agreement in the form attached as Annex I hereto (the “Cashless Rollover Letter”), and the consummation of the transactions contemplated herein and therein, are within the Borrower’s and Holdings’ corporate or other powers, (i) have been duly authorized by all necessary corporate or other organizational action and (ii) do not (A) contravene the terms of any of its Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Amended Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which the Borrower or Holdings is a party or affecting the Borrower or Holdings or their properties or any of their Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or Holdings or their property is subject, or (C) violate any applicable Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(B)(x), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b)       No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or Holdings of this Agreement or the Cashless Rollover Letter, or for the consummation of the transactions contemplated hereby and thereby, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

(c)       Each of this Agreement and the Cashless Rollover Letter have been duly executed and delivered by the Borrower and Holdings. This Agreement and the Cashless Rollover Letter each constitutes a legal, valid and binding obligation of each of the Borrower and Holdings, enforceable against such applicable party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

3.           Conditions Precedent. This Agreement and the amendments set forth in Section 1 of this Agreement shall become effective on the first date (the “Amendment No. 3 Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied (or waived):

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(a)       The Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, Holdings, the Administrative Agent, the Collateral Agent and each Term C Lender (whether pursuant to the execution and delivery of a Consent, the Joinder or counterparts of this Agreement). The Consents and the Joinder shall have been duly executed by each existing Term Lender or Additional Term C Lender, as applicable, such that upon such execution by all such Lenders, the aggregate principal amount of the Converted Term B Loans, the Increased Term C Loans and the Additional Term C Loans is equal to $2,277,500,000.00.

(b)       The Administrative Agent (or its counsel) shall have received a certificate of the Borrower and Holdings dated as of the Amendment No. 3 Effective Date signed by a Responsible Officer of the Borrower and Holdings, respectively, certifying (i) that the Organization Documents, including amendments thereto, of the Borrower and Holdings, as applicable, either (x) have not been amended since the Amendment No. 2 Effective Date or (y) are attached as an exhibit to such certificate, (ii) (x) copies of resolutions of its Board of Directors (or similar governing body) of the Borrower and Holdings, as applicable, approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby or (y) to the extent the resolutions delivered on the Closing Date approve such matters, that the resolutions delivered on the Closing Date authorize the transactions contemplated hereby, remain in full force and effect and have not been amended or otherwise modified since the adoption thereof, (iii) (x) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Loan Party or (y) a certification that the incumbency and specimen signature of each officer of each Loan Party delivered to the Administrative Agent as of May 13, 2016 has not been amended since such date and (iv) as to the matters set forth in Section 3(f) and (g) below.

(c)       The Borrower shall have paid to the Administrative Agent and to Deutsche Bank Securities Inc., as sole lead arranger and sole bookrunner in connection with this Agreement, all fees and expenses due to be paid on the Amendment No. 3 Effective Date.

(d)       The Borrower shall have paid to the Administrative Agent, for the account of each Term Lender holding Term B Loans immediately prior to the effectiveness of this Agreement, all accrued but unpaid interest on such Term Lender’s Term B Loans in accordance with Section 2.01(d) of the Amended Credit Agreement.

(e)       The Administrative Agent shall have received a Committed Loan Notice of Term C Loans.

(f)       The representations and warranties set forth in Article V of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the date hereof (both before and after giving effect to the transactions contemplated by this Amendment) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

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(g)       No Default or Event of Default shall exist on the date hereof before or after giving effect to the Refinancing Term Loans and the use of proceeds thereof.

4.           Ratification and Acknowledgements. By signing this Agreement, each of the Borrower and Holdings, on behalf of itself and each other Loan Party, hereby confirms that (i) the obligations of the Loan Parties under the Existing Credit Agreement as modified hereby (including with respect to the Term C Loans) and the other Loan Documents (x) are entitled to the benefits of the guaranties and the security interests set forth or created in the Collateral Documents and the other Loan Documents and (y) constitute Obligations for purposes of the Amended Credit Agreement, the Guaranty, the Security Agreement and all other Collateral Documents, (ii) notwithstanding the effectiveness of the terms hereof, the Guaranty, the Security Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (iii) each Additional Term C Lender shall be a “Secured Party” and a “Lender” for all purposes of the Amended Credit Agreement, the Guaranty, the Security Agreement and the other Loan Documents. Each of the Borrower and Holdings, on behalf of itself and each other Loan Party, ratifies and confirms that all Liens granted, conveyed, or assigned to the Collateral Agent by any Loan Party pursuant to any Loan Document remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as modified hereby.

5.           Liens Unimpaired. Each of the Borrower and Holdings, on behalf of itself and each other Loan Party, represents, warrants and agrees that after giving effect to this Agreement, neither the modification of the Existing Credit Agreement effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement:

(a)       impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including with respect to the Term C Loans), whether heretofore or hereafter incurred; or

(b)       requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

6.           Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with the Amended Credit Agreement. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

7.           Loan Document. This Agreement shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.

8.           Governing Law, Etc. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.14, 10.15(b) and 10.16 of the AMENDED Credit

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Agreement are hereby incorporated by reference, mutatis mutandis.

9.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

[Amendment No. 3 Signature Page]

Travelport Finance (Luxembourg) S.à r.l., as Borrower

By:	/s/ Rochelle Boas
Name: Rochelle Boas
Title: A Manager

By:	/s/ John Sutherland
Name: John Sutherland
Title: B Manager

TRAVELPORT LIMITED, as Holdings

By:	/s/ Rochelle Boas
Name: Rochelle Boas
Title: Senior Vice President & Secretary

[Amendment No. 3 Signature Page]

ANNEX I

[Cashless Rollover Letter]

EXHIBIT A

CONSENT TO AMENDMENT NO. 3

CONSENT (this “Consent”) to Amendment No. 3, dated as of January 19, 2017 (the “Amendment”), by and among the Borrower, Holdings (each as defined below), the Lenders party thereto, the Administrative Agent and the Collateral Agent, to the Credit Agreement, dated as of September 2, 2014 (as amended by the Incremental Amendment, dated as of January 16, 2015, and by Amendment No. 2 to Credit Agreement, dated as of June 23, 2016), by and between Travelport Finance (Luxembourg) S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, registered with the Luxembourg Trade and Companies Register under number RCS B B151012, having its registered office at 2-4, rue Eugène Ruppert, L-2453 Luxembourg and with a share capital of USD 180,000 (the “Borrower”), TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), the other Guarantors party thereto, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Collateral Agent and L/C Issuer and the other lenders party thereto (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including pursuant to the Amendment, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meaning given to such term in the Credit Agreement or the Amendment.

By its signature below, the undersigned hereby:

(a)          consents and agrees to the amendment of the Existing Credit Agreement as described in the Amendment;

(b)          acknowledges that it has received a copy of the Amendment together with all exhibits, schedules and annexes thereto and such other documents and information as it has deemed appropriate to make its own decision to enter into the Amendment and provide the consent set forth above;

(c)          authorizes the Administrative Agent, pursuant to authority granted to the Administrative Agent under the Existing Credit Agreement, to execute the Amendment on its behalf as if it were a party thereto; and

(d)          represents that it is a Term Lender under the Existing Credit Agreement.

Exchanging Term Lenders

In addition, the undersigned selects the settlement option marked below:

Cashless Settlement Option:

☐	Mark this box to exchange or convert (on a cashless basis) all of your Term B Loans with Term C Loans in a like principal amount as described in the Amendment.

By choosing this option the undersigned Lender hereby agrees (i) that the Administrative Agent may, in its sole discretion, elect to exchange or convert (on a cashless basis) less than 100% of the principal amount of such Lender’s Term B Loans for Term C Loans, in which case the difference between the principal amount of such Lender’s Term B Loans and the allocated amount of Term C Loans will be prepaid on the Amendment No. 3 Effective Date and (ii) to the terms of the letter agreement in the form attached as Annex I to the Amendment (the “Cashless Rollover Letter”), with all rights and obligations attendant thereto.

Post-Effectiveness Settlement Option:

☐	Mark this box to have all of your Term B Loans prepaid on the Amendment No. 3 Effective Date and to purchase by assignment an aggregate principal amount of Term C Loans equal to the amount of such Term B Loans prepaid (or such lesser amount allocated by the Administrative Agent).

Increasing Term Lenders

☐ In addition, by marking this box, the undersigned Lender hereby requests to purchase Increased Term C Loans up to an aggregate principal amount no greater than $_____________________, subject to allocation by the Administrative Agent. Such Lender agrees that its signature hereto shall constitute its signature as Assignee to an Assignment and Assumption reflecting such purchase and that it shall be bound by such Assignment and Assumption in all respects.

[Consent to Amendment No. 3 Lender Election Page]

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Consent to Amendment No. 3 Signature Page]

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of January 19, 2017 (this “Agreement”), by and among DEUTSCHE BANK AG NEW YORK BRANCH (the “Additional Term C Lender”), Travelport Finance (Luxembourg) S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, registered with the Luxembourg Trade and Companies Register under number RCS B B151012, having its registered office at 2-4, rue Eugène Ruppert, L-2453 Luxembourg and with a share capital of USD 180,000 (the “Borrower”), TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (“Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to (i) the Credit Agreement, dated as of September 2, 2014, and amended by the Incremental Amendment, dated as of January 16, 2015, and Amendment No. 2 to Credit Agreement, dated as of June 23, 2016 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, including pursuant to the Amendment (defined below), the “Credit Agreement”), by and between the Borrower, Holdings, the other Guarantors party thereto from time to time, the Administrative Agent, Collateral Agent, L/C Issuer and each Lender from time to time party thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement or the Amendment) and (ii) Amendment No. 3 to Credit Agreement (the “Amendment”), dated as of the date hereof, by and among the Borrower, Holdings, the Administrative Agent, Collateral Agent and each Lender party thereto;

WHEREAS, subject to the terms and conditions of the Credit Agreement and the Amendment, the Borrower may establish a new class of Term Loans as Refinancing Term Loans in the form of Term C Loans; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Term C Lenders shall become Lenders pursuant to one or more joinder agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

The Additional Term C Lender hereby agrees to make Additional Term C Loans, in the amount notified to the Additional Term C Lender by the Administrative Agent but not to exceed the applicable amount set forth on its signature page hereto pursuant to and in accordance with Section 2.01(d)(ii) of the Credit Agreement. The Additional Term C Loans provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Amendment and the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.

The Additional Term C Lender, the Borrower, Holdings and the Administrative Agent acknowledge and agree that the Additional Term C Loans provided pursuant to this Agreement shall constitute Term C Loans, for all purposes of the Credit Agreement and the other applicable Loan Documents.

By executing and delivering this Agreement, the Additional Term C Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements of an eligible assignee under the Credit Agreement (subject to such consents, if any, as may be required under the Credit Agreement), (iii) from and after the Amendment No. 3 Effective Date, it shall be bound by the provisions of the Amendment and the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Additional Term C Loans and either it, or the Person exercising discretion in making its decision to make the Additional C Term Loans is experienced in acquiring assets of such type, (v) it has received a copy of the Amendment and the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase the Additional Term C Loans, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it has deemed appropriate at the time, made its own credit analysis and decision to enter into this Agreement and to purchase the Additional Term C Loans, (vii) it is not a Defaulting Lender, (viii) if it is not already a Lender under the Credit Agreement, it has delivered a completed Administrative Questionnaire in the form provided by the Administrative Agent; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender or Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. The Additional Term C Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

Upon (i) the execution of a counterpart of this Agreement by the Additional Term C Lender, the Administrative Agent, the Borrower and Holdings and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, the undersigned Additional Term C Lender shall become a Lender under the Credit Agreement.

Delivered herewith to the Administrative Agent, are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Additional Term C Lender may be required to deliver to the Administrative Agent pursuant to Section 10.07 of the Credit Agreement.

2

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement is a “Loan Document” for all purposes of the Credit Agreement and other Loan Documents.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

3

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

TERM C LOANS

☐	The undersigned Additional Term C Lender hereby agrees to purchase Additional Term C Loans in an aggregate principal amount no greater than $_____________________ (or such lesser amount allocated to such Additional Term C Lender by the Administrative Agent).

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Joinder Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Joinder Agreement]

Travelport Finance (Luxembourg) S.à r.l., as Borrower

By:
Name:
Title:

By:
Name:
Title:

TRAVELPORT LIMITED, as Holdings

By:
Name:
Title:

[Signature Page to Joinder Agreement]